Exhibit 10.43

FIRST AMENDMENT
TO SENIOR SUBORDINATED UNSECURED CREDIT AND GUARANTY
AGREEMENT

THIS FIRST AMENDMENT TO SENIOR SUBORDINATED UNSECURED CREDIT AND GUARANTY AGREEMENT (this “Amendment”) is dated as of November 4, 2010 and is entered into by and among AEROFLEX INCORPORATED, a Delaware corporation (the “Borrower”), certain Subsidiaries of the Borrower, as Guarantors (each a “Guarantor” and collectively, the “Guarantors”) and each of the lenders party hereto (each a “Lender” and collectively, the “Lenders), and is made with reference to that certain SENIOR SUBORDINATED UNSECURED CREDIT AND GUARANTY AGREEMENT dated as of September 21, 2007 (the “Credit Agreement”) by and among the Borrower, the Guarantors, the Lenders, and GOLDMAN SACHS CREDIT PARTNERS L.P. (“GSCP”), as Administrative Agent (“Administrative Agent”).  Capitalized terms used but not defined herein shall have the same meanings herein as set forth in the Credit Agreement after giving effect to this Amendment.

RECITALS

WHEREAS, the Credit Parties have requested that the Requisite Lenders agree to amend certain provisions of the Credit Agreement as provided for herein; and

WHEREAS, subject to certain conditions, the Requisite Lenders are willing to agree to such amendment relating to the Credit Agreement.

NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto agree as follows:

SECTION I.     AMENDMENTS TO CREDIT AGREEMENT

1.1                               Amendments.

A.     Section 1.1 of the Credit Agreement is hereby amended by adding the following definitions in proper alphabetical sequence:

“Borrower Assignment Agreement” means an Assignment and Assumption Agreement in the form of Exhibit E-1.

“Borrower Assignment Effective Date” has the meaning ascribed to such term in Section 10.6(i)(ii).

“Offer Document” means the Offer to Purchase, substantially in the form of Exhibit J hereto, as the same may be amended or modified from time to time in accordance with the terms thereof.

1.2                               Amendments to Section 10.6.

Section 10.6 of the Credit Agreement is hereby amended by inserting a new Section 10.6(i) immediately after the end of Section 10.6(h) as follows:

“(i)  Certain Permitted Loan Purchases.  Notwithstanding anything to the contrary contained in this Section 10.6 or any other provision of this Agreement or any other Credit Document, so long as no Default or Event of Default has occurred and is continuing or would result therefrom, any Lender may sell, assign or transfer all or a portion of its rights and obligations under this Agreement with respect to its outstanding Loans to the Borrower for cash pursuant to the terms of a Borrower Assignment Agreement, and the Borrower may purchase all or a portion of any Lender’s rights and obligations under this Agreement with respect to its outstanding Loans from any Lender for cash pursuant to the terms of a Borrower Assignment Agreement, in each case, on the following basis:

(i)  Such purchase or purchases shall be made in one or more “modified Dutch auctions” pursuant to the Offer Document.

(ii)           Upon its receipt of a duly executed and completed Borrower Assignment Agreement, and of evidence reasonably satisfactory to the Administrative Agent that the Borrower has made the payment to the assigning Lender of the amount required to be paid pursuant to the applicable Borrower Assignment Agreement, the Administrative Agent shall accept and record the information contained in such Borrower Assignment Agreement in the Register and shall maintain a copy of such Borrower Assignment Agreement.  The date on which such payment is made to the assigning Lender shall be referred to herein as the “Borrower Assignment Effective Date.”  Interest on such Loans accrued through the Borrower Assignment Effective Date shall be paid to the Lender that has assigned such Loans to the Borrower on such date and shall constitute payment of interest thereon pursuant to Section 2.8 hereof.

(iii)          Following the Borrower Assignment Effective Date, no interest shall accrue on the Loans so assigned or sold and such Loans shall be cancelled or retired and no longer outstanding (and may not be re-assigned or resold by the Borrower), for all purposes under this Agreement and all other Credit Documents (notwithstanding any provisions herein or therein to the contrary), including, but not limited to (A) the making of, or the application of, any payments to the Lenders under this Agreement or any other Credit Document, (B) the making of any request, demand, authorization, direction, notice, consent or waiver under this Agreement or any other Credit Document, (C) the providing of any rights to the Borrower as a Lender under this Agreement or any other Credit Document, and (D) the determination of Requisite Lenders, or for any similar or related purpose, under this Agreement or any other Credit Document.

(iv)          The Lenders hereby consent to the transactions described in this Section 10.6(i) and waive the requirements of any provision of this Agreement and any other Credit Document that would otherwise result in a breach of this

Agreement, a Default or an Event of Default as a direct result of any transaction described in this Section 10.6(i).

(v)           The provisions of this Section 10.6(i) shall not require the Borrower to purchase or undertake any offer to purchase any Loans.

(vi)          The parties hereto acknowledge that the payment by the Borrower for any Loans purchased pursuant to the terms of this Section 10.6(i) shall be made directly to each Lender who has executed a Borrower Assignment Agreement in connection with any such assignment or transfer based on the information set forth in the applicable Borrower Assignment Agreement and the Register.

1.3                               Exhibits.

The Credit Agreement is hereby amended by adding a new Exhibit E-1 and a new Exhibit J thereto, to read in their entirety as set forth in Annex I hereto.

SECTION II.     CONDITIONS TO EFFECTIVENESS

This Amendment shall become effective upon the satisfaction of all of the following conditions precedent (such date, the “First Amendment Effective Date”):

A.     Execution. Administrative Agent shall have received a counterpart signature page of this Amendment duly executed by each of the Credit Parties and each of the Requisite Lenders.

B.     Necessary Consents. Each Credit Party shall have obtained all consents necessary and all material consents advisable in connection with the transactions contemplated by this Amendment, including, without limitation, an amendment to the Senior Secured Credit Facility in the form of Annex II hereto.

C.     Other Documents.  Administrative Agent and Lenders shall have received such other documents, information or agreements regarding Credit Parties as Administrative Agent, Collateral Agent or any Lender may reasonably request.

D.     Absence of Default.  No event has occurred and is continuing or will result from the consummation of the transactions contemplated by this Amendment that would constitute an Event of Default or a Default.

SECTION III.     REPRESENTATIONS AND WARRANTIES

In order to induce Lenders to enter into this Amendment and to amend the Credit Agreement in the manner provided herein, each Credit Party which is a party hereto represents and warrants to each Lender that the following statements are true and correct in all material respects:

A.     Corporate Power and Authority.  Each Credit Party, which is party hereto, has all requisite power and authority to enter into this Amendment and to carry out the transactions contemplated by, and perform its obligations under, the Credit Agreement, as amended by this Amendment (the “Amended Agreement”), and the other Credit Documents.

B.     Authorization of Agreements.  The execution and delivery of this Amendment and the performance of the Amended Agreement and the other Credit Documents have been duly authorized by all necessary action on the part of each Credit Party.

C.     No Conflict.  The execution and delivery by each Credit Party of this Amendment and the performance by each Credit Party of the Amended Agreement and the other Credit Documents do not and will not (i) violate (A) any provision of (x) any law, statute, rule or regulation, or (y) the certificate or articles of incorporation or partnership agreement, other constitutive documents or by-laws of Holdings, the Borrower or any Credit Party or (B) any applicable order of any court or any rule, regulation or order of any Governmental Authority, (ii) be in conflict with, result in a breach of or constitute (alone or with notice or lapse of time or both) a default under any Contractual Obligation of the applicable Credit Party, where any such conflict, violation, breach or default referred to in clause (i)(A)(x), (i)(B) or (ii) of this Section III.C., individually or in the aggregate could reasonably be expected to have a Material Adverse Effect, (iii) be in conflict with, result in a breach of, or constitute (along or with notice or lapse of time or both) a default under the Senior Secured Credit Facility or the Indenture, dated as of August 7, 2008, among the Borrower, each of the Credit Parties party thereto, and The Bank of New York Mellon, as Trustee, (iv) except as permitted under the Amended Agreement, result in or require the creation or imposition of any Lien upon any of the properties or assets of any Credit Party, or (v) require any approval of stockholders or partners or any approval or consent of any Person under any Contractual Obligation of each Credit Party, except for such approvals or consents which will be obtained on or before the First Amendment Effective Date and except for any such approvals or consents the failure of which to obtain could not reasonably be expected to have a Material Adverse Effect.

D.     Governmental Consents.  No action, consent or approval of, registration or filing with or any other action by any Governmental Authority is or will be required in connection with the execution and delivery by each Credit Party of this Amendment and the performance by the Credit Parties of the Amended Agreement and the other Credit Documents to which the Credit Parties are party, except for such actions, consents and approvals the failure to obtain or make which could not reasonably be expected to result in a Material Adverse Effect or which have been obtained and are in full force and effect.

E.     Binding Obligation.  This Amendment and the Amended Agreement have been duly executed and delivered by each of the Credit Parties party thereto (including each Guarantor) and each constitutes a legal, valid and binding obligation of such Credit Party to the extent a party thereto, enforceable against such Credit Party in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, moratorium, reorganization or other similar laws affecting creditors’ rights generally and except as enforceability may be limited by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

F.     Incorporation of Representations and Warranties from Credit Agreement. The representations and warranties contained in Section 4 of the Amended Agreement are and will be true and correct in all material respects on and as of the First Amendment Effective Date to the

same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true and correct in all material respects on and as of such earlier date.

G.     Absence of Default.  No event has occurred and is continuing or will result from the consummation of the transactions contemplated by this Amendment that would constitute an Event of Default or a Default.

SECTION IV.     MISCELLANEOUS

A.     Reference to and Effect on the Credit Agreement and the Other Credit Documents.

(i)     On and after the First Amendment Effective Date, each reference in the Credit Agreement to “this Amendment”, “hereunder”, “hereof”, “herein” or words of like import referring to the Credit Agreement, and each reference in the other Credit Documents to the “Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement as amended by this Amendment.

(ii)     Except as specifically amended by this Amendment, the Credit Agreement and the other Credit Documents shall remain in full force and effect and are hereby ratified and confirmed.

(iii)     The execution, delivery and performance of this Amendment shall not constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of any Agent or Lender under, the Credit Agreement or any of the other Credit Documents.

B.     Headings.  Section and Subsection headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose or be given any substantive effect.

C.     Applicable Law.  THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES THEREOF.

D.     Counterparts.  This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document.  Delivery of an executed counterpart of a signature page to this Amendment by facsimile or pdf or other similar electronic means shall be as effective as delivery of a manually executed counterpart of this Amendment.

E.     Ratification by Guarantors.  Each Guarantor hereby acknowledges and agrees that (i) its consent to this Amendment is not required, but each Guarantor nevertheless hereby agrees and consents to this Amendment and to the documents and agreements referred to herein, (ii) notwithstanding the effectiveness of this Amendment, such Guarantor’s Guaranty shall remain in full force and effect without modification thereto, (iii) nothing herein shall in any way limit any of the terms or provisions of any Guarantor’s Guaranty or any other Credit Document executed by any Guarantor (as the same may be amended, amended and restated, supplemented or otherwise modified from time to time), all of which are hereby ratified, confirmed and affirmed in all respects, (iv) no other agreement, instrument, consent or document shall be required to give effect to this Section, and (v) the Borrower, the Agents and any Lender may from time to time enter into any further amendments, modifications, terminations and/or waivers of any provisions of the Credit Documents without notice to or consent from any Guarantor and without affecting the validity or enforceability of any Guarantor’s Guaranty or giving rise to any reduction, limitation, impairment, discharge or termination of any Guarantor’s Guaranty.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

BORROWER:	AEROFLEX INCORPORATED

	By:	/s/ John Adamovich
Name: John Adamovich
Title: SVP, CFO & Secretary

GUARANTORS :	AEROFLEX COLORADO SPRINGS, INC.

	By:	/s/ John Adamovich
Name: John Adamovich
Title: Vice President

AEROFLEX HIGH SPEED TEST SOLUTIONS, INC.

	By:	/s/ John Adamovich
Name: John Adamovich
Title: Vice President

AEROFLEX/INMET, INC.

	By:	/s/ John Adamovich
Name: John Adamovich
Title: Vice President

AEROFLEX/KDI, INC.

	By:	/s/ John Adamovich
Name: John Adamovich
Title: Vice President

AEROFLEX/METELICS, INC.

	By:	/s/ John Adamovich
Name: John Adamovich
Title: Vice President

AEROFLEX MICROELECTRONIC SOLUTIONS, INC.

By:	/s/ John Adamovich
Name: John Adamovich
Title: Vice President

AEROFLEX PLAINVIEW, INC.

By:	/s/ John Adamovich
Name: John Adamovich
Title: Vice President

AEROFLEX RAD, INC.

By:	/s/ John Adamovich
Name: John Adamovich
Title: Vice President

AEROFLEX/WEINSCHEL, INC.

By:	/s/ John Adamovich
Name: John Adamovich
Title: Vice President

AEROFLEX WICHITA, INC.

By:	/s/ John Adamovich
Name: John Adamovich
Title: Vice President

AEROFLEX BLOOMINGDALE, INC.

By:	/s/ John Adamovich
Name: John Adamovich
Title: Vice President

AEROFLEX ACQUISITION ONE, INC.

By:	/s/ John Adamovich
Name: John Adamovich
Title: Vice President

AEROFLEX ACQUISITION TWO, INC.

By:	/s/ John Adamovich
Name: John Adamovich
Title: Vice President

AEROFLEX ACQUISITION THREE, INC.

By:	/s/ John Adamovich
Name: John Adamovich
Title: Vice President

AIF CORP.

By:	/s/ John Adamovich
Name: John Adamovich
Title: Vice President

IFR FINANCE, INC.

By:	/s/ John Adamovich
Name: John Adamovich
Title: Vice President

IFR SYSTEMS, INC.

By:	/s/ John Adamovich
Name: John Adamovich
Title: Vice President

MCE ASIA, INC.

By:	/s/ John Adamovich
Name: John Adamovich
Title: Vice President

MICROMETRICS, INC.

By:	/s/ John Adamovich
Name: John Adamovich
Title: Vice President

VI TECHNOLOGY, INC.

By:	/s/ John Adamovich
Name: John Adamovich
Title: Vice President

TCW/CRESCENT MEZZANINE PARTNERS IV, L.P.
as a Lender

By: TCW/Crescent Mezzanine Management IV, L.L.C., its Investment Manager.

By: TCW Asset Management Company, its Sub- Advisor

By:	/s/ Joseph A. Kaufman
Name: Joseph A. Kaufman
Title: Senior Vice President

TCW/CRESCENT MEZZANINE PARTNERS IVB, L.P.
as a Lender

By: TCW/Crescent Mezzanine Management IV, L.L.C., its Investment Manager.

By: TCW Asset Management Company, its Sub- Advisor

By:	/s/ Joseph A. Kaufman
Name: Joseph A. Kaufman
Title: Senior Vice President

MAC CAPITAL, LTD.
as a Lender

By: TCW Advisors, Inc.
as attorney-in-fact

By:	/s/ Gil Tollinchi
Name: Gil Tollinchi
Title: Senior Vice President

By:	/s/ Johnathan Insull
Name: Johnathan Insull
Title Senior Vice President

GS DIRECT, L.L.C.
as a Lender

By:	/s/ Laurie E. Schmidt
Name: Laurie E. Schmidt
Title: Vice President

NEWSTONE CAPITAL PARTNERS, L.P.,
as a Lender

By: Newstone Partners, L.P.
Its: General Partner

By: Newstone Capital Partners, LLC
Its: General Partner

By:	/s/ John C. Rocchio
Name: John C. Rocchio
Title: Managing Director